SECURITIES AND EXCHANGE COMMISSION

                                                 Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT




    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1998



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



        Maryland                   33-83506                     94-3211970
    (State or other              (Commission                  (IRS Employer
    Jurisdiction of              File Number                  I.D. Number)
    Incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone number, including area code: (650) 343-9300


                                       N/A
-------------------------------------------------------------------------------
         (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 30 pages

                              No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1998





Item 5. Other Events

On July 17, 1998, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of June 30, 1998, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7. Financial Statements and Exhibits

        Financial Statements:

            None

        Exhibits:

                                                                 Page Number in
Exhibit No.     Description                                       This Filing

99              Supplemental Information as of June 30, 1998            4

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1998



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        GLENBOROUGH REALTY TRUST INCORPORATED


Date:  July 17, 1998                    By:      /s/ Stephen R. Saul
                                                 -------------------------
                                                 Stephen R. Saul
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1998




                                Table of Contents



                                                                           PAGE

Real Estate Portfolio........................................................5

Additions and Deletions to Portfolios During Period..........................9

Debt Summary.................................  .............................11

Corporate Operating Summary............................ ....................14

Office Portfolio............................................................16

Office/Flex Portfolio.......................................................18

Industrial Portfolio........................................................20

Retail Portfolio............................................................22

Multi-Family Portfolio......................................................24

Reconciliation of Property Income...........................................25

Lease Expiration Schedule...................................................26

Glossary of Terms...........................................................28

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          LOCATION                               SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

   Tradewinds Financial                           Phoenix                  AZ              17,778                  93%
   Vintage Pointe                                 Phoenix                  AZ              56,112                  98%
   Warner Village Medical                         Fountain Valley          CA              32,272                  84%
   Hillcrest Office Plaza                         Fullerton                CA              34,623                  91%
   Centerstone Plaza                              Irvine                   CA             157,579                  98%
   University Tech Center                         Pomona                   CA             100,516                  96%
   Academy Professional Center                    Rolling Hills            CA              29,960                  71%
   Dallidet Professional Center                   San Luis Obispo          CA              23,511                  90%
   400 South El Camino Real                       San Mateo                CA             139,109                  97%
   Park Place                                     Clearwater               FL             164,435                  91%
   Buschwood III                                  Tampa                    FL              76,930                  92%
   Temple Terrace Business Center                 Temple Terrace           FL              79,393                 100%
   Ashford Perimeter                              Atlanta                  GA             288,278                  98%
   Powers Ferry Landing East                      Atlanta                  GA             393,672                  99%
   Capitol Center I, II & III                     Des Moines               IA             161,468                 100%
   Oak Brook International                        Oak Brook                IL              98,443                 100%
   Oakbrook Terrace Corporate Center III          Oakbrook Terrace         IL             253,069                  99%
   Columbia Centre II                             Rosemont                 IL             150,133                  97%
   Embassy Plaza                                  Schaumburg               IL             141,373                  89%
   Meridian Park                                  Carmel                   IN              86,332                 100%
   Crosspoint Four                                Fishers                  IN              41,121                 100%
   The Osram Building                             Westfield                IN              45,265                 100%
   Leawood Office Building                        Leawood                  KS              93,667                  95%
   Blue Ridge Office Building                     Braintree                MA              74,727                  98%
   The Hartwood Building                          Lexington                MA              52,721                 100%
   Bronx Park I                                   Marlborough              MA              86,935                 100%
   Marlborough Corporate Place                    Marlborough              MA             569,027                  94%
   Westford Corporate Center                      Westford                 MA             163,247                 100%
   Montgomery Executive Center                    Gaithersburg             MD             116,348                  85%
   Rockwall I & II                                Rockville                MD             340,220                  88%
   Bond Street Building                           Farmington Hills         MI              40,595                  97%
   Riverview Office Tower                         Bloomington              MN             227,129                 100%
   University Club Tower                          St. Louis                MO             272,443                  92%
   Woodlands Plaza                                St. Louis                MO              72,276                  93%
   Edinburgh Center                               Cary                     NC             115,030                  92%
   One Pacific Place                              Omaha                    NE             125,492                  94%
   One Professional Square                        Omaha                    NE              34,836                  86%
   Regency Westpointe                             Omaha                    NE              35,937                  97%
   Morristown Medical Offices                     Bedminster               NJ              14,255                 100%
   Bridgewater Exec. Quarters                     Bridgewater              NJ              65,000                 100%
   Frontier Executive Quarters I                  Bridgewater              NJ             224,314                 100%
   Frontier Executive Quarters II                 Bridgewater              NJ              40,565                 100%
   Vreeland Business Center                       Florham  Park            NJ             133,090                 100%
   Gatehall                                       Parsippany               NJ             113,604                  84%
   25 Independence Boulevard                      Warren                   NJ             106,879                 100%
   Citibank Park                                  Las Vegas                NV             147,841                  75%
   Thousand Oaks                                  Memphis                  TN             418,226                  91%
   Post Oak Place                                 Houston                  TX              57,411                  85%

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          LOCATION                               SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO (continued)

   4500 Plaza                                     Salt Lake City           UT              70,001                 100%
   700 South Washington                           Alexandria               VA              56,348                 100%
   Cameron Run                                    Alexandria               VA             143,707                 100%
   2000 Corporate Ridge                           McLean                   VA             255,980                  98%
   Globe Building                                 Mercer Island            WA              24,779                 100%
                                                                                ------------------   ------------------
      Total Square Footage/Average % Occupied                                           6,864,002                  95%

OFFICE/FLEX PORTFOLIO

   Hoover Industrial                              Mesa                     AZ              57,441                  92%
   Magnolia Industrial                            Phoenix                  AZ              35,385                 100%
   Baseline Business Park                         Tempe                    AZ             100,204                  96%
   Kraemer Industrial Park                        Anaheim                  CA              55,246                  72%
   Dominguez Industrial                           Carson                   CA              85,120                  96%
   Chatsworth Industrial Park                     Chatsworth               CA              29,764                 100%
   Glassell Industrial Center                     Orange                   CA              46,912                  74%
   Dunn Way Industrial                            Placentia                CA              59,832                  97%
   Monroe Industrial                              Placentia                CA              38,655                  74%
   Rancho Bernardo                                Rancho Bernardo          CA              52,865                  88%
   Scripps Terrace                                San Diego                CA              56,796                  84%
   Tierrasanta Research Park                      San Diego                CA             104,234                  78%
   Upland Industrial                              Upland                   CA              27,414                  72%
   Northglenn Business Center                     Denver                   CO              65,000                 100%
   Valley Business Park                           Denver                   CO             202,540                  91%
   Grand Regency Business Center                  Brandon                  FL              48,551                 100%
   Newport Business Center                        Deerfield Beach          FL              61,786                  77%
   Cypress Creek Business Center                  Ft. Lauderdale           FL              66,371                  84%
   Lake Point Business Park                       Orlando                  FL             135,032                  87%
   Fingerhut Business Center                      Tampa                    FL              48,840                 100%
   PrimeCo Business Center                        Tampa                    FL              48,090                 100%
   Oakbrook Corners                               Norcross                 GA             124,776                 100%
   The Business Park                              Norcross                 GA             157,153                  94%
   Covance Business Center                        Indianapolis             IN             263,610                 100%
   Park 100 - Building 42                         Indianapolis             IN              37,200                  79%
   Canton Business Center                         Canton                   MA              79,565                 100%
   Fisher-Pierce                                  Weymouth                 MA              79,825                 100%
   Columbia Warehouse                             Columbia                 MD              38,840                  88%
   Germantown Business Center I & II              Germantown               MD              60,000                 100%
   Winnetka Industrial Center                     Crystal                  MN             188,260                 100%
   Bryant Lake Business Center                    Eden Prairie             MN             171,789                  96%
   Riverview Industrial Park                      St. Paul                 MN             113,700                 100%
   Woodlands Tech Center                          St. Louis                MO              98,037                 100%
   Fox Hollow Business Quarters                   Branchburg               NJ              42,173                  86%
   Fairfield Business Quarters                    Fairfield                NJ              42,792                 100%
   Palms Business Center III                      Las Vegas                NV             136,160                  90%
   Palms Business Center IV                       Las Vegas                NV              37,414                  74%
   Palms Business Center North                    Las Vegas                NV              92,087                  86%
   Palms Business Center South                    Las Vegas                NV             132,387                  70%
   Post Palms Business Center                     Las Vegas                NV             139,906                  74%
   Lehigh Valley Executive Campus                 Allentown                PA             161,421                  95%
   Clark Avenue                                   King of Prussia          PA              40,000                  92%


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          LOCATION                               SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO (continued)

   Valley Forge Corporate Center                  Norristown               PA             300,894                  96%
   Walnut Creek Business Center                   Austin                   TX             100,000                  80%
   Kent Business Park                             Kent                     WA             138,157                 100%
                                                                                ------------------   ------------------
      Total Square Footage/Average % Occupied                                           4,202,224                  92%

INDUSTRIAL PORTFOLIO

   Fifth Street Industrial                        Phoenix                  AZ             109,699                 100%
   Fairmont Commerce Center                       Tempe                    AZ              83,200                 100%
   Coronado Industrial                            Anaheim                  CA              95,732                 100%
   East Anaheim Industrial                        Anaheim                  CA             106,232                 100%
   Benicia Industrial Park                        Benicia                  CA             156,800                 100%
   Springdale Commerce Center                     Santa Fe Springs         CA             144,000                  88%
   Burnham Industrial Warehouse                   Boca Raton               FL              71,168                 100%
   Airport Perimeter Business Park                College Park             GA             120,986                  81%
   Atlantic Industrial                            Norcross                 GA             187,843                  86%
   Bonnie Lane Business Center                    Elk Grove Village        IL             119,590                 100%
   Navistar International Transportation Corp.    W. Chicago               IL             474,426                 100%
   Glenn Avenue Business Center                   Wheeling                 IL              82,000                 100%
   Wood Dale Business Center                      Wood Dale                IL              89,718                  59%
   Park 100 - Building 46                         Indianapolis             IN             102,400                 100%
   J.I. Case Equipment Corp.                      Kansas City              KS             199,750                 100%
   Forest Street Business Center                  Marlborough              MA              32,500                 100%
   Southworth-Milton                              Milford                  MA             146,125                 100%
   Flanders Industrial Park                       Westborough              MA             105,500                 100%
   Navistar International Transportation Corp.    Baltimore                MD             274,000                 100%
   Eatontown Industrial                           Eatontown                NJ              36,800                 100%
   Cottontail Distribution Center                 Franklin Township        NJ             229,352                 100%
   Jencraft Industrial                            Totowa                   NJ             120,943                 100%
   J.I. Case Equipment Corp.                      Memphis                  TN             205,594                 100%
   Pinewood Industrial                            Arlington                TX              46,060                 100%
   Mercantile I                                   Dallas                   TX             236,092                 100%
   Quaker Industrial                              Dallas                   TX              42,083                 100%
   Sea Tac II                                     Seattle                  WA              41,657                 100%
                                                                                ------------------   ------------------
      Total Square Footage/Average % Occupied                                           3,660,250                  97%

RETAIL PORTFOLIO

   Park Center                                    Santa Ana                CA              73,500                  98%
   Sonora Plaza                                   Sonora                   CA             162,126                  85%
   Piedmont Plaza                                 Apopka                   FL             151,000                  96%
   River Run Shopping Center                      Miramar                  FL              92,787                  94%
   Westwood Plaza                                 Tampa                    FL              99,304                  96%
   Shannon Crossing                               Atlanta                  GA              64,039                  96%
   Westbrook Commons                              Westchester              IL             132,190                  97%
   Broad Ripple Retail Centre                     Indianapolis             IN              37,540                 100%
   Cross Creek Retail Centre                      Indianapolis             IN              76,908                  91%
   Geist Retail Centre                            Indianapolis             IN              72,348                  97%
   Woodfield Centre                               Indianapolis             IN              58,171                  93%
   Goshen Plaza                                   Gaithersburg             MD              45,546                  88%
   Auburn North Shopping Center                   Auburn                   WA             158,596                  96%
                                                                                ------------------   ------------------
      Total Square Footage/Average % Occupied                                           1,224,055                  94%


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          LOCATION                               SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

HOTEL PORTFOLIO                                                                        # of Rooms           YTD % OCC.

   Country Inn & Suites By Carlson                Scottsdale               AZ                 163                  67%
   Country Suites By Carlson                      Tucson                   AZ                 157                  82%
   Country Suites By Carlson                      Ontario                  CA                 120                  72%
   Country Suites By Carlson                      Arlington                TX                 132                  60%
                                                                                ------------------   ------------------
      Total Hotel Rooms/YTD Occupancy                                                         572                  69%

MULTI-FAMILY PORTFOLIO                                                                 # of Units               % OCC.

   Overlook Apartments                            Scottsdale               AZ                 224                  90%
   Aspen Ridge                                    Colorado Springs         CO                 196                  95%
   Stone Ridge at Vinings                         Atlanta                  GA                 440                  86%
   Woodmere Trace                                 Duluth                   GA                 220                  93%
   Cross Creek Apartments                         Indianapolis             IN                 208                  87%
   Harcourt Club Apartments                       Indianapolis             IN                 148                  87%
   Island Club Apartments                         Indianapolis             IN                 314                  92%
   Arrowood Crossing I & II                       Charlotte                NC                 200                  96%
   Sharonridge I & II                             Charlotte                NC                  75                  96%
   The Chase (Commonwealth)                       Charlotte                NC                 132                  75%
   The Courtyard                                  Charlotte                NC                  55                  89%
   The Landing on Farmhurst                       Charlotte                NC                 125                  98%
   Wendover Glen                                  Charlotte                NC                  96                  78%
   The Chase (Monroe)                             Monroe                   NC                 120                  98%
   Willow Glen                                    Monroe                   NC                 120                  98%
   Sabal Point I, II & III                        Pineville                NC                 374                  96%
   The Oaks                                       Raleigh                  NC                  88                  92%
   Sahara Gardens                                 Las Vegas                NV                 312                  96%
   Villas de Mission                              Las Vegas                NV                 226                  95%
   Players Club of Brentwood                      Nashville                TN                 258                  88%
   Hunter's Chase                                 Austin                   TX                 424                  96%
   Hunterwood                                     Austin                   TX                 160                  93%
   Longspur                                       Austin                   TX                 252                  93%
   Silver Vale Crossing                           Austin                   TX                 336                  92%
   Walnut Creek Crossing Apartments               Austin                   TX                 280                  94%
   Wind River Crossing                            Austin                   TX                 352                  91%
   Bear Creek Crossing                            Houston                  TX                 200                  93%
   Cypress Creek Apartments                       Houston                  TX                 256                  93%
   North Park Crossing                            Houston                  TX                 336                  97%
   Park at Woodlake                               Houston                  TX                 564                  90%
   Willow Brook Crossing                          Houston                  TX                 208                  92%
   Jefferson Creek                                Irving                   TX                 300                  94%
   Jefferson Place                                Irving                   TX                 424                  92%
   La Costa                                       Plano                    TX                 462                  93%
   Bandera Crossing                               San Antonio              TX                 204                  93%
   The Hollows                                    San Antonio              TX                 432                  91%
   Vista Crossing                                 San Antonio              TX                 232                  91%
                                                                                ------------------   ------------------
      Total Units/Average % Occupied                                                        9,353                  94%


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                  ADDITIONS AND DELETIONS TO PORFOLIOS DURING PERIOD
                                                    June 30, 1998


------------------------------------------------------------------------------------------------------------------------
PROPERTY                                          LOCATION                               SQ. FEET                  DATE
------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

OFFICE PORTFOLIO
   Meridian Park                                  Carmel                    IN             86,332               4/22/98
   Crosspoint Four                                Fishers                   IN             41,121               4/22/98
   The Osram Building                             Westfield                 IN             45,265               4/22/98
   One Pacific Place                              Omaha                     NE            125,492              5/21//98
   Vreeland Business Center                       Florham Park              NJ            133,090               6/30/98
                                                                                 -----------------
                                                                                          431,300

OFFICE/FLEX PORTFOLIO
   Covance Business Center                        Indianapolis              IN            263,610               6/23/98

INDUSTRIAL PORTFOLIO
   Cottontail Distribution Center                 Franklin Township         NJ            229,352               6/30/98

RETAIL PORTFOLIO
   Broad Ripple Retail Centre                     Indianapolis              IN             37,540               4/22/98
   Cross Creek Retail Centre                      Indianapolis              IN             76,908               4/22/98
   Geist Retail Centre                            Indianapolis              IN             72,348               4/22/98
   Woodfield Centre                               Indianapolis              IN             58,171               4/22/98
                                                                                 -----------------
                                                                                          244,967

MULTI-FAMILY PORTFOLIO                                                                 # of Units

   Aspen Ridge                                    Colorado Springs          CO                196               6/30/98
   Stone Ridge at Vinings                         Atlanta                   GA                440               6/30/98
   Woodmere Trace                                 Duluth                    GA                220               6/30/98
   Crosscreek Apartments                          Indianapolis              IN                208               4/22/98
   Harcourt Club Apartments                       Indianapolis              IN                148               4/22/98
   Island Club Apartments                         Indianapolis              IN                314               4/22/98
   Players Club of Brentwood                      Nashville                 TN                258               6/30/98
   Hunter's Chase                                 Austin                    TX                424               6/30/98
   Hunterwood                                     Austin                    TX                160               6/30/98
   Longspur                                       Austin                    TX                252               6/30/98
   Silver Vale Crossing                           Austin                    TX                336               6/30/98
   Walnut Creek Crossing Apartments               Austin                    TX                280               6/30/98
   Wind River Crossing                            Austin                    TX                352               6/30/98
   Bear Creek Crossing                            Houston                   TX                200               6/30/98
   Cypress Creek Apartments                       Houston                   TX                256               6/30/98
   North Park Crossing                            Houston                   TX                336               6/30/98
   Park at Woodlake                               Houston                   TX                564               6/30/98
   Willow Brook Crossing                          Houston                   TX                208               6/30/98
   Jefferson Creek                                Irving                    TX                300               6/30/98
   Jefferson Place                                Irving                    TX                424               6/30/98
   La Costa                                       Plano                     TX                462               6/30/98
   Bandera Crossing                               San Antonio               TX                204               6/30/98
   The Hollows                                    San Antonio               TX                432               6/30/98
   Vista Crossing                                 San Antonio               TX                232               6/30/98
                                                                                 ----------------
                                                                                            7,206

DELETIONS:

OFFICE/FLEX
   Sandhill Industrial Park                       Carson                    CA             90,922               4/30/98

HOTEL                                                                                  # of Rooms

   Country Suites - Irving                        Irving                    TX                108               6/17/98
   Country Suites -  San Antonio                  San Antonio               TX                 64               6/23/98
                                                                                 ----------------
                                                                                              172

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                            QUARTERLY RECAP OF ACQUISITIONS
                                                      June 30, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                      ACQUISITION             NUMBER OF                                  # OF
PORTFOLIO/PROPERTY                       COST                PROPERTIES           SQ FEET (1)           UNITS               DATE
-----------------------------------------------------------------------------------------------------------------------------------

   Lauth                          $     68,700,000                  10                417,745              670           4/22/98

   One Pacific                            20,100,000                1                125,507                             5/21/98

   Covance Business Center                16,500,000                1                263,610                             6/23/98

   Donau                                  28,550,000                2                362,442                             6/30/98

   Galesi                                 275,820,000              21                                    6,536           6/30/98
                                 ----------------------   ------------------   ------------------  -----------------

          Total                   $     409,670,000                35               1,169,304            7,206

(1)   Commercial properties only.


                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                      DEBT SUMMARY
                                                       JUNE 30, 1998

                                                                                                                       Maturity
                                                                                                                         From
                                                       Debt          Interest         Interest         Maturity        6/30/98
Loan Type                                             Balance          Rate             Type             Date          (Years)
------------------------------------------------- ---------------- -------------- ----------------- --------------- ---------------

UNSECURED DEBT
   Bridge Loan                                        142,169,798      6.99%        LIBOR +1.30%       12/31/98           0.50
   Senior Unsecured Notes                             150,000,000      7.63%           Fixed            3/15/05           6.71
   Line of Credit                                     125,151,533      6.89%        LIBOR +1.20%       12/22/00           2.48

SECURED DEBT
Cross Collateralized Loans
   Secured by Fifteen Properties                      115,589,325      6.75%          Variable         12/20/99           1.47
   Secured by Three Properties                         53,856,141      6.75%           Fixed             9/1/00           2.17
   Secured by Nine  Properties                         19,285,086      7.57%           Fixed             1/1/06           7.50
   Secured by Ten Properties                           59,394,062      7.50%           Fixed            10/1/22          24.25
   Secured by Two Properties                            6,472,764      7.25%           Fixed            11/1/27          29.34


Individually Secured Mortgages
   Office Property                                      2,076,848      8.18%          Variable          10/1/00           2.25
   Office Property                                      3,058,653      8.56%           Fixed            10/1/01           3.25
   Office Property                                      4,334,597      7.88%           Fixed            11/1/02           4.34
   Office Property                                     10,281,939      8.14%           Fixed            10/1/03           5.25
   Office Property                                     19,598,038      7.59%           Fixed           12/31/03           5.50
   Office Property                                     19,060,737      7.50%           Fixed             1/1/04           5.50
   Office Property                                      2,576,144      7.60%           Fixed            10/1/04           6.25
   Office Property                                     21,614,408      7.25%           Fixed            1/31/05           6.58
   Office Property                                      4,462,245      8.87%           Fixed             9/1/05           7.17
   Office Property                                        839,746      8.00%           Fixed             9/1/05           7.17
   Office Property                                                     7.52%           Fixed            12/1/05           7.42
                                                       21,207,729

   Office/Flex Property                                 1,442,000      7.50%           Fixed           12/31/98           0.50
   Office/Flex Property                                 1,278,000      7.50%           Fixed           12/31/98           0.50
   Office/Flex Property                                 1,389,584      9.25%           Fixed            12/1/00           2.42
   Office/Flex Property                                 3,331,154      9.25%           Fixed             7/1/01           3.00
   Office/Flex Property                                 2,849,687      8.13%           Fixed             6/1/07           8.92
   Office/Flex Property                                   814,644      8.38%           Fixed            10/1/10          12.25
   Office/Flex Property                                   722,745      7.40%          Variable           5/1/17          18.84

   Industrial Property                                 10,531,926      8.05%           Fixed            4/10/04           5.78

   Retail Property                                      4,934,968      8.48%           Fixed           11/30/05           7.42
   Retail Property                                      5,044,060      8.47%           Fixed             1/1/07           8.50
   Retail Property                                      4,393,124      8.82%           Fixed             2/1/07           8.59

   Hotel Property                                       4,357,834      8.00%           Fixed             1/1/06           7.50

   Multi-Family Property                                3,820,212      7.84%           Fixed             9/1/05           7.17
   Multi-Family Property                               12,162,307      7.84%           Fixed             9/1/05           7.17
   Multi-Family Property                                6,320,581      7.84%           Fixed            10/1/05           7.25
   Multi-Family Property                                7,161,738      7.50%           Fixed             3/1/21          22.67
   Multi-Family Property                                3,178,885      7.60%           Fixed            12/1/30          32.42
   Multi-Family Property                                3,120,327      7.60%           Fixed            12/1/30          32.42
   Multi-Family Property                                2,488,683      7.60%           Fixed            12/1/30          32.42
   Multi-Family Property                                2,392,148      7.50%           Fixed             5/1/21          22.84
   Multi-Family Property                                2,302,121      7.60%           Fixed            12/1/30          32.42
   Multi-Family Property                                1,589,442      7.60%           Fixed            12/1/30          32.42
   Multi-Family Property                                1,017,472      7.85%           Fixed            12/1/30          32.42
   Multi-Family Property                                  732,591      7.85%           Fixed            12/1/30          32.42
                                                  ---------------- --------------                                   ---------------

Total Debt/Weighted Interest Rate & Maturity        $ 868,406,026      7.27%                                              6.01


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                          DEBT SUMMARY
                                                          JUNE 30, 1998


                                                                                      Relative                    Weighted
                                                           Total                     Percentage                    Average
Debt Type                                                  Amount                    Of All Debt                    Rate

All Debt                                           $      868,406,026                   100.00%                      7.27%

All Floating Rate Debt                                    385,710,249                    44.42%                      6.89%
  Floating Rate Debt Capped                               116,312,070                    13.39%                      6.75%
  Floating Rate Debt Not Capped                           269,398,179                    31.02%                      6.95%

All Fixed Rate Debt                                       482,695,777                    55.58%                      7.58%


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1998

           For the Period                                                   1997
                                       -------------------------------------------------------------------------
                                                                                                           Year
                                             1st Qtr       2nd Qtr        3rd Qtr        4th Qtr        To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------

Net Income before minority interests    $  2,594,000 $   4,639,000$     4,958,000 $    9,139,000 $   21,330,000
Plus:
  Depreciation and amortization            1,537,000     2,507,000      4,823,000      6,006,000     14,873,000
  Adjustment to reflect FFO of               623,000       248,000      (776,000)      1,205,000      1,300,000
    Associated Companies
  Prepayment penalty on mortgage loan             --            --         75,000             --         75,000
    payoff
Less net:
  Net gain on sales of rental                            (570,000)         15,000      (284,000)      (839,000)
properties
  Gain on collection of note receivable    (154,000)     (498,000)             --             --      (652,000)
  Preferred stock dividend                        --            --             --             --             --
                                         ------------ ------------- ------------- --------------  -------------

Funds from operations (FFO) (1)            4,600,000     6,326,000      9,095,000     16,066,000     36,087,000
Plus:
  Amortization of deferred financing          64,000        64,000         46,000         47,000        221,000
    fees
Less:
  Capital reserve in excess of               110,000       220,000        204,000        748,000      1,282,000
    expenditures
  Capital expenditures (incl. T.I.'s &       421,000       541,000        853,000        876,000      2,691,000
    comm.)
                                         ------------ ---------------------------- -------------- --------------
Cash available for distribution (CAD)   $  4,133,000 $   5,629,000$     8,084,000 $   14,489,000 $   32,335,000
(1)

Cash flows from
  Operating Activities                       724,000     7,849,000      8,739,000      6,766,000     24,078,000
  Investing Activities                     (990,000) (123,090,000)  (248,921,000)
                                                                                   (196,241,000)  (569,242,000)
  Financing Activities                    41,514,000    75,990,000    239,600,000    191,775,000    548,879,000

Ratio of earnings to fixed charges (1)          2.65          3.08           2.89           3.81           3.21
Ratio of earnings to fixed charges and          2.64          3.08           2.89           3.81           3.21
preferred dividends (1)

Cumulative capital reserves in excess         56,000       276,000        480,000      1,228,000      1,228,000
of expenditures

----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------

EBITDA (including G & A expenses)
  Combined total                           5,550,000     8,304,000     12,413,000     18,114,000     44,381,000
  Growth from same period prior year           86.7%        181.0%         274.1%         260.3%         210.9%

Net Operating Income (NOI)-property
level (2)
  Same property                            4,564,728     4,295,053      3,760,496      4,515,253     17,135,530
  Growth from same period prior year            7.0%          5.4%           3.1%           9.0%           6.2%

Tenant retention % (commercial                 80.2%         38.8%          55.6%          50.7%          52.9%
  portfolio)

Net Income excluding extraordinary         2,363,000     4,241,000      4,898,000      7,866,000     19,368,000
  items

Net Income including extraordinary         2,363,000     4,241,000      4,898,000      7,866,000     19,368,000
  items

-------------------------------------------------------------------------------------------------------------------

(1)  Please  see the  Glossary  of Terms  for a  definition  and  other  related disclosure.
(2)  For the second quarter, reflects the performance of 32 of the 179 properties in the current portfolio and excludes hotels from the same store calculation.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1998

            For the Period                                               1998
                                       -----------------------------------------------------------------
                                                                                                   Year
                                             1st Qtr        2nd Qtr   3rd Qtr   4th Qtr         To Date
--------------------------------------------------------------------------------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------------------------------

Net Income before minority interests      12,891,000 $   14,517,000                      $   27,408,000
Plus:
  Depreciation and amortization           10,009,000     10,934,000                          20,943,000
  Adjustment to reflect FFO of               210,000        173,000                             383,000
    Associated Companies
  Prepayment penalty on mortgage loan         --             --                                  --
    payoff
Less net:
  Net gain on sales of rental            (1,446,000)      (693,000)                         (2,139,000)
properties
  Gain on collection of note receivable           --                                                 --
  Preferred stock dividend               (3,910,000)    (5,570,000)                         (9,480,000)
                                       -------------- --------------                      --------------

Funds from operations (FFO) (1)           17,754,000     19,361,000                          37,115,000
Plus:
  Amortization of deferred financing         418,000        174,000                             592,000
fees
Less:
  Capital reserve in excess of             1,088,000             --                           1,088,000
    expenditures
  Capital expenditures (incl. T.I.'s &     1,122,000      3,200,000                           4,322,000
    comm.)
                                       -------------- --------------                      --------------
Cash available for distribution (CAD)     15,962,000 $   16,335,000                      $   32,297,000
(1)

Cash flows from
  Operating Activities                    15,327,000     17,327,000                          32,654,000
  Investing Activities
                                       (383,526,000)  (185,908,000)                       (569,434,000)
  Financing Activities                   369,795,000    195,000,000                         564,795,000

Ratio of earnings to fixed charges (1)          2.41           2.50                                2.45
Ratio of earnings to fixed charges and          1.69           1.57                                1.63
  preferred dividends (1)

Cumulative capital reserves in excess      2,316,000      2,316,000                           2,316,000
  of expenditures

--------------------------------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------------------------------

EBITDA (including G & A expenses)
  Combined total                          30,599,000     34,465,000                          65,064,000
  Growth from same period prior year          451.3%         315.0%                              369.6%

Net Operating Income (NOI)-property
  level (2)
  Same property                            4,779,000      3,933,000                           8,712,000
  Growth from same period prior year            4.7%           8.3%                                6.3%

Tenant retention % (commercial                 64.1%          64.5%                               64.6%
  portfolio)

Net Income excluding extraordinary        12,213,000     13,921,000                          26,134,000
  items

Net Income including extraordinary        12,213,000     13,921,000                          26,134,000
  items

--------------------------------------------------------------------------------------------------------

(1)  Please  see the  Glossary  of Terms  for a  definition  and  other  related disclosure.
(2)  For the second quarter, reflects the performance of 32 of the 179 properties in the current portfolio and excludes hotels from the same store calculation.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1998

           For the Period:                                                  1997
                                      --------------------------------------------------------------------------
                                                                                                           Year
                                            1st Qtr       2nd Qtr        3rd Qtr         4th Qtr        To Date
----------------------------------------------------------------------------------------------------------------
Financial Highlights
----------------------------------------------------------------------------------------------------------------

Basic weighted average shares            10,089,331    13,188,504     19,395,779      29,033,945     17,982,817
   outstanding for EPS
Diluted wtd avg shares outstanding       10,256,129    13,432,442     21,132,947      31,450,823     19,517,543
   for EPS
Diluted wtd avg shares for               10,935,951    14,466,852     21,194,507      31,512,511     19,688,489
   calculation of FFO and CAD
Diluted CAD per share                  $       0.38  $       0.39 $         0.38 $          0.46 $         1.64
Basic net income per share before      $       0.23  $       0.32 $         0.25 $          0.30 $         1.12
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before    $       0.23  $       0.32 $         0.24 $          0.29 $         1.09
   extraordinary items available to
   common shareholders (1)

FFO multiplier (Price/FFO)                    11.90         14.35          16.10           14.52          16.19
Debt coverage ratio                            3.27          3.43           4.40            4.78           4.14
Interest coverage ratio                        3.68          3.84           4.83            5.65           4.70

Total dividends (common shares and OP  $  4,541,123  $  6,862,723 $   10,690,156 $    14,243,319 $   36,337,321
   units)
Dividend per share                     $       0.32  $       0.32 $         0.32 $          0.42 $         1.38
Dividend payout ratio (CAD)                   84.2%         82.1%          84.2%           91.3%          84.1%

Total Preferred Dividends              $         --  $         -- $           -- $            -- $           --
Preferred Dividends per share          $         --  $         -- $           -- $            -- $           --

Total notes and mortgages payable      $             $152,681,076 $  257,444,753 $   228,298,813 $  228,298,813
                                         59,007,256

Market Value of Preferred Stock

Total market capitalization  (2)        335,120,716   511,004,053    869,525,089   1,232,961,514  1,232,961,514
  Percent increase from prior period           175%          319%           491%            379%           379%

Debt/Total market capitalization              17.6%         29.9%          29.6%           18.5%          18.5%

Preferred shares outstanding (at end             --            --             --              --             --
  of period)
Price per share on last trading day    $         --  $         -- $           -- $            -- $           --

Common shares outstanding (at end of     13,161,553    13,194,692     20,174,692      31,547,256     31,547,256
   period)
Common shares and OP Units               13,805,673    14,191,009     22,106,739      33,912,665     33,912,665
   outstanding (at end of period)
Fully converted common shares and OP     13,805,673    14,191,009     22,106,739      33,912,665     33,912,665
   units (at end of period) (3)
Price per share on last trading day    $      20.00  $      25.25 $        27.69 $         29.63 $        29.63

------------------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding.  Therefore; the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1998

           For the Period:                                                1998
                                       -------------------------------------------------------------------
                                                                                                     Year
                                             1st Qtr         2nd Qtr   3rd Qtr   4th Qtr          To Date
-------------------------------------- -------------------------------------------------------------------
Financial Highlights
-------------------------------------- -------------------------------------------------------------------

Basic weighted average shares             31,548,706      31,648,041                           31,598,648
   outstanding for EPS
Diluted wtd avg shares outstanding        34,372,364      34,868,905                           34,612,985
   for EPS
Diluted wtd avg shares for                34,372,364      34,868,905                           34,612,985
   calculation of FFO and CAD
Diluted CAD per share                 $         0.46  $         0.47                       $         0.93
Basic net income per share before     $         0.26  $         0.26                       $         0.53
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before   $         0.26  $         0.26                       $         0.52
   extraordinary items available to
   common shareholders (1)

FFO multiplier (Price/FFO)                     14.00           11.77                                11.77
Debt coverage ratio                             3.24            3.26                                 3.25
Interest coverage ratio                         3.51            3.62                                 3.56

Total dividends (common shares and OP $   14,245,996  $   14,587,375                       $   28,833,371
   units)
Dividend per share                    $         0.42  $         0.42                       $         0.84
Dividend payout ratio (CAD)                    91.3%           89.4%                                90.3%

Total Preferred Dividends             $    3,910,000  $    5,570,000                       $    9,480,000
Preferred Dividends per share         $         0.34(4)$        0.48                       $         0.82

Total notes and mortgages payable     $  442,415,005  $  868,406,026                       $  868,406,026


Market Value of Preferred Stock          300,437,500     280,312,500                          280,312,500

Total market capitalization  (2)       1,730,744,516   2,085,803,233                        2,085,803,233
    Percent increase from prior period          416%            308%                                 308%

Debt/Total market capitalization               25.6%           41.6%                                41.6%

Preferred shares outstanding (at end      11,500,000      11,500,000                           11,500,000
   of period)
Price per share on last trading day   $        26.12  $        24.38                       $        24.38

Common shares outstanding (at end of      31,549,756      31,685,322                           31,685,322
   period)
Common shares and OP Units                33,919,039      35,529,278                           35,529,278
   outstanding (at end of period)
Fully converted common shares and OP      42,676,273      44,286,512                           44,286,512
   units (at end of period) (3)
Price per share on last trading day   $        29.13  $        26.38                       $        26.38

----------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding.  Therefore; the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
--------------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Revenue                              $  2,342,654  $ 2,371,488  $  2,328,817  $  2,435,036  $ 9,477,995
    Operating expenses                      1,082,311    1,111,476     1,237,459     1,122,092    4,553,338
    NOI                                     1,260,343    1,260,012     1,091,358     1,312,944    4,924,657
    Growth from same period prior year           9.0%        -4.3%          7.2%          9.4%         7.0%

  Combined Total (3)
    Revenue                              $  2,342,654  $ 4,268,632  $  7,597,307  $ 10,862,358  $ 25,070,951
    Operating expenses                      1,082,311    1,939,135     2,960,056     4,004,799     9,986,301
    NOI                                     1,260,343    2,329,497     4,637,251     6,857,559    15,084,650
    Growth from same period prior year         548.9%       948.1%        646.8%        485.6%        583.1%

  Capital expenditures (excludes TI &          19,663       51,787       188,196        51,995      311,641
CLC)
  Weighted average leaseable sq ft            642,323    1,088,395     1,754,151     2,495,818    1,495,172
  Capital expenditures per leaseable             0.03         0.05          0.11          0.02         0.21
sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Physical occupancy                          93.4%        92.0%         92.7%         92.3%        92.3%
    Economic occupancy                          90.0%        89.5%         90.4%         90.0%        90.0%

    Average effective rent per                  13.68        14.28         14.32         14.42        14.42
      occupied sq ft
    Increase from same period prior              3.9%         7.9%          4.8%          9.6%         9.6%
      year

    Revenue per occupied square foot            15.61        16.05         15.65         16.43        16.43
    Increase from same period prior              3.1%         6.3%          2.4%          9.9%         9.9%
      year

  Combined Total (3)
    Physical occupancy                          93.4%        93.4%         95.2%         93.1%        93.1%
    Economic occupancy                          90.0%        92.8%         91.7%         92.9%        92.9%

    Average effective rent per                  13.68        13.75         15.88         15.81        15.81
      occupied sq ft
    Increase from same period prior              4.6%         6.2%         20.5%         16.1%        16.1%
      year

    Revenue per occupied square foot            15.61        16.67         18.47         18.15        18.15
    Increase from same period prior             13.5%        22.5%         21.8%         18.0%        18.0%
      year

--------------------------------------------------------------------------------------------------------------

(1) Numbers exclude corporate headquarter building.
(2) Reflects  performance  of 11 of the 53 properties in the current  portfolio.
(3) Second Quarter 1998 numbers exclude the property purchased on June 30, 1998.
(4) Reflects acquisitions during the period.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1998

            For the Period:                                            1998
                                         -----------------------------------------------------------------
                                                                                                     Year
                                            1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
----------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Revenue                            $  2,584,425  $ 2,541,816                              $ 5,126,241
    Operating expenses                    1,130,202    1,154,046                                2,284,248
    NOI                                   1,454,223    1,387,770                                2,841,993
    Growth from same period prior year        15.4%        10.1%                                    12.8%

  Combined Total (3)
    Revenue                            $ 25,818,923  $ 29,635,839                             $ 55,454,762
    Operating expenses                    9,482,761    10,889,688                               20,372,449
    NOI                                  16,336,162    18,746,151                               35,082,313
    Growth from same period prior year      1196.2%        704.7%(4)                               877.3%

  Capital expenditures (excludes TI &       198,608      255,313                                  453,921
    CLC)
  Weighted average leaseable sq ft        7,224,989    8,076,368                                7,650,679
  Capital expenditures per leaseable           0.03         0.03                                     0.06
    sq ft

---------------------------------------  -----------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1
---------------------------------------  -----------------------------------------------------------------

  Same-Property (2)
    Physical occupancy                        93.1%        93.4%                                    93.4%
    Economic occupancy                        89.9%        89.5%                                    89.5%

    Average effective rent per                14.60        14.56                                    14.56
      occupied sq ft
    Increase from same period prior            6.8%         2.0%                                     2.0%
      year

    Revenue per occupied square foot          17.28        16.93                                    16.93
    Increase from same period prior           10.7%         5.5%                                     5.5%
      year

  Combined Total (3)
    Physical occupancy                        95.7%        94.9%                                    94.9%
    Economic occupancy                        93.3%        93.5%                                    93.5%

    Average effective rent per                14.77        15.68                                    15.68
      occupied sq ft
    Increase from same period prior            8.0%        14.0%                                    14.0%
      year

    Revenue per occupied square foot          18.69        19.27                                    19.27
    Increase from same period prior           19.7%        15.6%                                    15.6%
      year

----------------------------------------------------------------------------------------------------------

(1) Numbers exclude corporate headquarter building.
(2) Reflects  performance  of 11 of the 53 properties in the current  portfolio.
(3) Second Quarter 1998 numbers exclude the property purchased on June 30, 1998.
(4) Reflects acquisitions during the period.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------

Square footage leased                           8,505       12,272        14,786        22,684       58,247
Rental dollars                                181,092      226,705       254,294       412,845    1,074,936
Average base rent per square foot               21.29        18.47         17.20         18.20        18.45

Concessions (2)                                10,086           --         6,982         8,128       25,196
Concessions per square foot leased               1.19           --          0.47          0.36         0.43

Tenant improvements (TI) committed             53,680       75,700        94,316       119,422      343,118
TI committed per square foot leased              6.31         6.17          6.38          5.26         5.89
TI spent                                       57,688       77,223        47,430       152,172      334,513

Capitalized leasing commissions (CLC)          18,499       20,475        48,819        77,204      164,997
  committed
CLC committed per square foot leased             2.18         1.67          3.30          3.40         2.83
CLC spent                                      37,133       26,029        34,423        84,013      181,598
CLC and TI committed per sq ft leased            8.49         7.84          9.68          8.67         8.72

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  71%          36%           78%           65%          65%
Square footage leased                          22,570       15,144        32,603        45,790      116,107
Rental dollars                                350,087      229,914       547,472       864,156    1,991,629
Average base rent                               15.51        15.18         16.79         18.87        17.15
 Increase in effective rents from               36.2%        12.8%          5.9%         16.5%        17.9%
   renewals

Concessions (2)                                    --          650            --         9,295        9,945
Concessions per square foot leased                 --         0.04            --          0.20         0.09

Tenant improvements (TI) committed             64,036       35,168       126,192       159,169      384,565
TI committed per square foot leased              2.84         2.32          3.87          3.48         3.31
TI spent                                       40,125       18,759       147,769       105,999      312,652

Capitalized leasing commissions (CLC)           9,357        6,661         6,987        58,061       81,066
  committed
CLC committed per square foot leased             0.41         0.44          0.21          1.27         0.70
CLC spent                                       9,230        8,214         6,730       (3,400)(3)     20,774
CLC and TI committed per sq ft leased            3.25         2.76          4.08          4.74         4.01

------------------------------------------------------------------------------------------------------------------

(1) Numbers exclude Corporate headquarter building.
(2) Quarterly Concessions restated to reflect consistent methodology.
(3) Reflects reversal of prior quarter leasing commission.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1998

            For the Period:                                           1998
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
---------------------------------------------------------------------------------------------------------

Square footage leased                       31,839       34,380                                   66,219
Rental dollars                             605,370      649,340                                1,254,710
Average base rent per square foot            19.01        18.89                                    18.95

Concessions (2)                                 --       17,195                                   17,195
Concessions per square foot leased              --         0.50                                     0.26

Tenant improvements (TI) committed         283,512      219,172                                  502,684
TI committed per square foot leased           8.90         6.37                                     7.59
TI spent                                   169,226      939,954                                1,109,180

Capitalized leasing commissions (CLC)      108,223       94,647                                  202,870
  committed
CLC committed per square foot leased          3.40         2.75                                     3.06
CLC spent                                   73,867      192,606                                  266,473
CLC and TI committed per sq ft leased        12.30         9.13                                    10.65

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1
---------------------------------------------------------------------------------------------------------

Tenant Retention                               67%          80%                                      77%
Square footage leased                       47,942      141,359                                  189,301
Rental dollars                             828,478    2,458,601                                3,287,079
Average base rent                            17.28        17.39                                    17.36
 Increase in effective rents from             9.7%        24.3%                                    17.0%
   renewals

Concessions (2)                              4,686           --                                    4,686
Concessions per square foot leased            0.10           --                                     0.02

Tenant improvements (TI) committed         123,290      617,865                                  741,155
TI committed per square foot leased           2.57         4.37                                     3.92
TI spent                                    90,454      388,081                                  478,535

Capitalized leasing commissions (CLC)       35,179      230,093                                  265,272
  committed
CLC committed per square foot leased          0.73         1.63                                     1.40
CLC spent                                   18,659      144,300                                  162,959

CLC and TI committed per sq ft leased         3.30         6.00                                     5.32

---------------------------------------------------------------------------------------------------------

(1) Numbers exclude Corporate headquarter building.
(2) Quarterly Concessions restated to reflect consistent methodology.
(3) Reflects reversal of prior quarter leasing commission.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO

                                  June 30, 1998
            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------

  Same-Property (1)
    Revenue                              $    385,324  $   381,422  $    359,898  $    392,565  $ 1,519,209
    Operating expenses                        104,172      107,620       120,258       142,316      474,366
    NOI                                       281,152      273,802       239,640       250,249    1,044,843
    Growth from same period prior year          32.4%        32.6%        -41.3%        -35.8%        -5.5%

  Combined Total
    Revenue                              $    385,324  $ 1,429,963  $  2,417,606  $  6,121,363  $ 10,354,256
    Operating expenses                        104,172      398,932       765,416     1,793,850    3,062,370
    NOI                                       281,152    1,031,031     1,652,190     4,327,513    7,291,886
    Growth from same period prior year         137.6%      1204.2%       4454.0%       1600.0%      1393.5%


  Capital expenditure (excludes TI &               --          498        16,804        21,713       39,015
    CLC)
  Weighted average leaseable square           247,506      904,914     1,424,566     3,133,998    1,427,746
    feet
  Capital expenditures per leaseable               --           --          0.01          0.01         0.03
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

  Same-Property (1)
    Physical occupancy                          95.7%        93.5%         93.5%         92.8%        92.8%
    Economic occupancy                          95.7%        93.5%         88.1%         93.5%        93.5%

    Average effective rent per                   5.58         5.63          5.44          5.87         5.87
      occupied sq ft
    Increase from same period prior              9.3%        12.0%        -12.0%          9.7%         9.7%
      year

    Revenue per occupied square foot             6.51         6.59          6.22          6.84         6.84
    Increase from same period prior              4.9%        45.8%        -17.1%          5.7%         5.7%
      year

  Combined Total
    Physical occupancy                          95.7%        86.5%         95.0%         91.3%        91.3%
    Economic occupancy                          95.7%        94.9%         92.4%         92.3%        92.3%

    Average effective rent per                   5.58         6.82          6.30          7.17         7.17
      occupied sq ft
    Increase from same period prior            -13.7%        21.8%          6.7%         30.5%        30.5%
      year

    Revenue per occupied square foot             6.51         7.47          7.43          8.69         8.69

    Increase from same period prior             -4.4%        33.5%         21.2%         31.5%        31.5%
      year

----------------------------------------------------------------------------------------------------------------

(1)  Reflects performance of 4 of the 44 properties.
(2)  Reflects acquisitions during the period.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------

  Same-Property (1)
    Revenue                             $    391,142  $   394,584                              $   785,726
    Operating expenses                       121,748      130,429                                  252,177
    NOI                                      269,394      264,155                                  533,549
    Growth from same period prior year         -4.2%        -3.5%                                    -3.9%

  Combined Total
    Revenue                             $  8,578,557  $ 9,015,232                              $ 17,593,789
    Operating expenses                     2,569,126    2,681,086                                5,250,212
    NOI                                    6,009,431    6,334,146                                12,343,577
    Growth from same period prior year       2037.4%       514.4% (2)                                840.7%

  Capital expenditure (excludes TI &          39,005      118,497                                  157,502
    CLC)
  Weighted average leaseable square        3,962,346    3,978,774                                3,970,560
    feet
  Capital expenditures per leaseable            0.01         0.03                                     0.04
    sq ft.
----------------------------------------  -----------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
----------------------------------------  -----------------------------------------------------------------

  Same-Property (1)
    Physical occupancy                         91.8%        84.5%                                    84.5%
    Economic occupancy                         92.2%        81.6%                                    81.6%

    Average effective rent per                  6.20         5.96                                     5.96
      occupied sq ft
    Increase from same period prior            11.0%         5.7%                                     5.7%
      year

    Revenue per occupied square foot            6.88         7.55                                     7.55
    Increase from same period prior             5.8%        14.5%                                    14.5%
      year

  Combined Total
    Physical occupancy                         93.2%        91.9%                                    91.9%
    Economic occupancy                         91.1%        89.6%                                    89.6%

    Average effective rent per                  7.43         7.48                                     7.48
      occupied sq ft
    Increase from same period prior            33.2%         9.7%                                     9.7%
      year

    Revenue per occupied square foot            9.37                                                  9.70
                                                             9.70
    Increase from same period prior            43.9%        29.8%                                    29.8%
      year

-----------------------------------------------------------------------------------------------------------

(1)  Reflects performance of 4 of the 44 properties.
(2)  Reflects acquisitions during the period.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                              --        2,634         5,178        24,551       32,363
Rental dollars                                     --       25,666        29,152       200,570      255,388
Average base rent per square foot                  --         9.74          5.63          8.17         7.89

Concessions (1)                                    --           --         2,382         4,027        6,409
Concessions per square foot leased                 --           --          0.46          0.16         0.20

Tenant improvements (TI) committed                 --       52,000         2,076        39,310       93,386
TI committed per square foot leased                --        19.74          0.40          1.60         2.89
TI spent                                           --       58,829        95,755       171,051      325,635

Capitalized leasing commissions (CLC)              --        6,358         2,076        26,005       34,439
  committed
CLC committed per square foot leased               --         2.41          0.40          1.06         1.06
CLC spent                                       1,515        7,440        11,539        17,401       37,895
CLC and TI committed per sq fleased                --        22.16          0.80          2.66         3.95

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                   0%          73%           42%           45%          49%
Square footage leased                              --       18,000         8,257        80,038      106,295
Rental dollars                                     --      119,578        57,403       551,681      728,662
Average base rent                                  --         6.64          6.95          6.89         6.86
Increase in effective rents from                   0%        52.2%         23.6%         15.6%        22.9%
  renewals

Concessions (1)                                    --           --            --        11,677       11,677
Concessions per square foot leased                 --           --            --          0.09         0.07

Tenant improvements (TI) committed                 --        8,000        43,004        91,055      142,059
TI committed per square foot leased                --         0.44          5.21          1.14         1.34
TI spent                                           --           --         1,029        35,352       36,381

Capitalized leasing commissions (CLC)              --        5,359         9,174        14,151       28,684
  committed
CLC committed per square foot leased               --         0.30          1.11          0.18         0.27
CLC spent                                          --           --         4,549        13,491       18,040
CLC and TI committed per sq ft leased              --         0.74          6.32          1.31         1.61

------------------------------------------------------------------------------------------------------------------

(1) Quarterly Concessions restated to reflect consistent methodology.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1998

            For the Period:                                           1998
                                        ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------

Square footage leased                       33,216      115,635                                  148,851
Rental dollars                             320,823    1,175,744                                1,496,567
Average base rent per square foot             9.66        10.17                                    10.05

Concessions (1)                             15,618        4,432                                   20,050
Concessions per square foot leased            0.47         0.04                                     0.13

Tenant improvements (TI) committed         140,072      869,942                                1,010,014
TI committed per square foot leased           4.22         7.52                                     6.79
TI spent                                    61,216      289,840                                  351,056

Capitalized leasing commissions (CLC)       70,168      292,089                                  362,257
  committed
CLC committed per square foot leased          2.11         2.53                                     2.43
CLC spent                                   46,414      236,114                                  282,528
CLC and TI committed per sq fleased           6.33        10.05                                     9.22

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               58%          61%                                      60%
Square footage leased                      120,102      228,825                                  348,927
Rental dollars                             773,215    1,674,685                                2,447,900
Average base rent                             6.44         7.32                                     7.02
Increase in effective rents from             47.1%        21.1%                                    34.1%
  renewals

Concessions (1)                              1,047       23,784                                   24,831
Concessions per square foot leased            0.01         0.10                                     0.07

Tenant improvements (TI) committed          38,171      494,154                                  532,325
TI committed per square foot leased           0.32         2.16                                     1.53
TI spent                                    57,687      115,201                                  172,888

Capitalized leasing commissions (CLC)       31,559      145,150                                  176,709
  committed
CLC committed per square foot leased          0.26         0.63                                     0.51
CLC spent                                   25,036      143,707                                  168,743
CLC and TI committed per sq ft leased         0.58         2.79                                     2.04

---------------------------------------------------------------------------------------------------------

(1) Quarterly Concessions restated to reflect consistent methodology.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------

  Same-Property (1)
    Revenue                              $  1,050,168  $ 1,077,035  $  1,028,497  $  1,044,023  $ 4,199,723
    Operating expenses                        175,205      174,781       163,330       192,868      706,184
    NOI                                       874,963      902,254       865,167       851,155    3,493,539
    Growth from same period prior year          10.7%         0.6%         -1.4%         -2.2%         1.7%

  Combined Total (2)
    Revenue                              $  1,050,168  $ 1,390,927  $  1,797,234  $  3,082,351  $ 7,320,680
    Operating expenses                        175,205      249,393       358,614       676,169    1,459,381
    NOI                                       874,963    1,141,534     1,438,620     2,406,182    5,861,299
    Growth from same period prior year          28.8%        54.2%         96.5%        176.4%        93.9%

  Capital expenditure (excludes TI &           54,415       11,334           440       111,761      177,951
    CLC)
  Weighted average leaseable square         1,778,862    1,950,911     2,329,463     3,269,372    2,332,152
    feet
  Capital expenditures per leaseable             0.03         0.01          0.01          0.03         0.08
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

  Same-Property (1)
    Physical occupancy                          99.3%        99.3%         99.3%         99.4%        99.4%
    Economic Occupancy                          98.4%        96.5%         95.5%         98.3%        98.3%

    Average effective rent per                   2.32         2.34          2.31          2.36         2.36
      occupied sq ft
    Increase from same period prior              8.0%         1.2%         -0.8%         -0.1%        -0.1%
      year

    Revenue per occupied square foot             2.38         2.44          2.33          2.36         2.36
    Increase from same period prior              7.7%         3.2%         -3.5%         -0.6%        -0.6%
      year

  Combined Total (2)
    Physical occupancy                          99.3%        99.4%         98.9%         97.4%        97.4%
    Economic Occupancy                          98.4%        97.2%         96.9%         97.6%        97.6%

    Average effective rent per                   2.32         2.74          3.29          3.36         3.36
      occupied sq ft
    Increase from same period prior              9.5%        19.9%         44.5%         39.5%        39.5%
      year

    Revenue per occupied square foot             2.38         2.98          3.70          3.89         3.89
    Increase from same period prior              9.3%        31.5%         57.8%         62.0%        62.0%
      year

----------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 10 of the 27 industrial properties in the current portfolio.
(2) Second Quarter 1998 numbers exclude a property purchased on June 30, 1998.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------   -----------------------------------------------------------------
OPERATING RESULTS
----------------------------------------   -----------------------------------------------------------------

  Same-Property (1)
    Revenue                              $  1,088,532  $ 1,134,429                              $ 2,222,961
    Operating expenses                        174,295      203,122                                  377,417
    NOI                                       914,237      931,307                                1,845,544
    Growth from same period prior year           4.5%         3.2%                                     3.8%

  Combined Total (2)
    Revenue                              $  3,293,416  $ 3,478,946                              $ 6,772,362
    Operating expenses                        799,898      850,802                                1,650,700
    NOI                                     2,493,518    2,628,144                                5,121,662
    Growth from same period prior year         185.0%       130.2%                                   154.0%

  Capital expenditure (excludes TI &           10,239       34,349                                   44,588
    CLC)
  Weighted average leaseable square         4,225,480    4,340,724                                4,283,102
    feet
  Capital expenditures per leaseable             0.00         0.01                                     0.01
    sq ft

----------------------------------------   -----------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
----------------------------------------   -----------------------------------------------------------------

  Same-Property (1)
    Physical occupancy                          96.7%       100.0%                                   100.0%
    Economic Occupancy                          97.5%        97.5%                                    97.5%

    Average effective rent per                   2.44         2.43                                     2.43
      occupied sq ft
    Increase from same period prior              5.4%         4.0%                                     4.0%
      year

    Revenue per occupied square foot             2.53         2.55                                     2.55
    Increase from same period prior              6.5%         4.6%                                     4.6%
      year

  Combined Total (2)
    Physical occupancy                          96.1%        97.0%                                    97.0%
    Economic Occupancy                          96.3%        95.5%                                    95.5%

    Average effective rent per                   3.35         3.46                                     3.46
      occupied sq ft
    Increase from same period prior             44.7%        26.3%                                    26.3%
      year

    Revenue per occupied square foot             4.08         4.14                                     4.14
    Increase from same period prior             71.5%        38.9%                                    38.9%
      year

------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 10 of the 27 industrial properties  in the current portfolio.
(2) Second Quarter 1998 numbers exclude a property purchased on June 30, 1998.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                              --       55,248            --        12,758       68,006
Rental dollars                                     --      168,511            --        39,550      208,061
Average base rent per square foot                  --         3.05            --          3.10         3.06
Concessions (1)                                    --       15,429            --            --       15,429
Concessions per square foot leased                 --         0.28            --            --         0.23

Tenant improvements (TI) committed                 --       30,551            --         7,818       38,369
TI committed per square foot leased                --         0.55            --          0.61         0.56
TI spent                                        1,534        3,210        31,749         3,799       40,292

Capitalized leasing commissions (CLC)              --       50,518            --        11,864       62,382
  committed
CLC committed per square foot leased               --         0.91            --          0.93         0.92
CLC spent                                       8,469       26,298        24,813         6,657       66,237


CLC and TI committed per sq ft leased              --         1.47            --          1.54         3.01

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          31%           39%           48%          48%
Square footage leased                          41,372       36,999        14,832        36,846      130,049
Rental dollars                                142,971      108,576        45,979       179,560      477,086
Average base rent                                3.46         2.93          3.10          4.87         3.67
  Increase in effective rents from              14.8%        36.4%         45.5%         14.7%        27.9%
    renewals

Concessions (1)                                    --           --            --            --           --
Concessions per square foot leased                 --           --            --            --           --

Tenant improvements (TI) committed             79,216        3,239         6,680           600       89,735
TI committed per square foot leased              1.91         0.09          0.45          0.02         0.69
TI spent                                           --       81,874            --         6,394       88,268

Capitalized leasing commissions (CLC)          21,923       14,947         5,518         2,189       44,577
  committed
CLC committed per square foot leased             0.53         0.40          0.37          0.06         0.34

CLC spent                                       2,019       33,368            --         5,001       40,388
CLC and TI committed per sq ft leased            2.44         0.49          0.82          0.08         1.03

-----------------------------------------------------------------------------------------------------------------

(1) Quarterly Concessions restated to reflect consistent methodology.
(2) Tenant improvements per square foot were unusually high due to the creation of a new tenant suite at one of the properties.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1998

            For the Period:                                           1998
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------

Square footage leased                       11,205       48,000                                   59,205
Rental dollars                              39,218      184,320                                  223,538
Average base rent per square foot             3.50         3.84                                     3.78
Concessions (1)                                 --           --                                       --
Concessions per square foot leased              --           --                                       --

Tenant improvements (TI) committed          41,648           --                                   41,648
TI committed per square foot leased           3.72 (2)       --                                     0.70
TI spent                                    13,204       36,971                                   50,175

Capitalized leasing commissions (CLC)        4,706       47,635                                   52,341
  committed
CLC committed per square foot leased          0.42         0.99                                     0.88
CLC spent                                    9,466       25,220                                   34,686

CLC and TI committed per sq ft leased         4.14         0.99                                     1.58

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                              100%          66%                                      75%
Square footage leased                       30,084       55,510                                   85,594
Rental dollars                             105,232      260,202                                  365,434
Average base rent                             3.50         4.69                                     4.27
  Increase in effective rents from            9.9%        10.9%                                    10.4%
    renewals

Concessions (1)                                 --           --                                       --
Concessions per square foot leased              --           --                                       --

Tenant improvements (TI) committed              --       12,163                                   12,163
TI committed per square foot leased             --         0.22                                     0.14
TI spent                                        --        1,417                                    1,417

Capitalized leasing commissions (CLC)        2,361           --                                    2,361
  committed
CLC committed per square foot leased          0.08           --
                                                                                                    0.03
CLC spent                                    1,489          506                                    1,995
CLC and TI committed per sq ft leased         0.08         0.22                                     0.17

---------------------------------------------------------------------------------------------------------

(1) Quarterly Concessions restated to reflect consistent methodology.
(2) Tenant improvements per square foot were unusually high due to the creation of a new tenant suite at one of the properties.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
------------------------------------------------------------------------------------------------------------

  Same Property (1)
    Revenue                              $  1,042,561  $   967,040  $  1,035,896  $  1,230,108  $ 4,275,605
    Operating expenses                        322,459      321,223       319,519       349,022    1,312,223
    NOI                                       720,103      645,817       716,377       881,086    2,963,383
    Growth from same period prior year           7.6%        -4.5%         24.7%         69.5%        18.0%

  Combined Total
    Revenue                              $  1,466,612  $ 1,579,107  $  1,637,556  $  2,541,057  $ 7,224,332
    Operating expenses                        373,556      411,934       538,084       859,223    2,182,797
    NOI                                     1,093,056    1,167,173     1,099,472     1,681,834    5,041,535

    Growth from same period prior year          82.7%        81.1%         74.1%         90.7%        82.9%

  Capital expenditures (excludes TI &          86,970          907         5,139        16,455      109,471
    CLC)
  Weighted average leaseable square           630,700      734,722       753,804       979,088      774,578
    feet
  Capital expenditures per leaseable             0.14         0.00          0.01          0.02         0.14
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

  Same Property
    Physical occupancy                          97.0%        90.1%         90.1%         97.3%        97.3%
    Economic Occupancy                          94.0%        91.4%         90.7%         94.9%        94.9%

    Average effective rent per                   6.35         6.75          7.25          6.95         6.95
      occupied sq ft
    Increase from same period prior             -0.4%         3.0%         20.2%         20.4%        20.4%
      year

    Revenue per occupied square foot             7.97         7.89          8.46          9.07         9.07
    Increase from same period prior              1.8%        -1.7%         16.6%         26.1%        26.1%
      year

  Combined Total
    Physical occupancy                          96.6%        92.2%         92.8%         96.4%        96.4%
    Economic Occupancy                          94.8%        94.0%         93.1%         94.1%        94.1%

    Average effective rent per                   8.04         8.10          8.49          7.98         7.98
      occupied sq ft
    Increase from same period prior            -26.1%       -27.6%        -17.8%          0.7%         0.7%
      year

    Revenue per occupied square foot             9.63         9.25         12.13         10.77        10.77
    Increase from same period prior            -23.4%       -26.9%          3.4%         15.5%        15.5%
      year

----------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 5 of the 13 retail properties in the current portfolio.
(2) Decrease attributable to sale of QuickTrip properties which had higher rents.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1998

            For the Period:                                                1998
                                             -----------------------------------------------------------------
                                                                                                         Year
                                                1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------    -----------------------------------------------------------------
OPERATING RESULTS:
-----------------------------------------    -----------------------------------------------------------------

  Same Property (1)
    Revenue                                $  1,072,191  $ 1,089,454                              $ 2,161,645
    Operating expenses                          335,829      313,662                                  649,491
    NOI                                         736,362      775,792                                1,512,154
    Growth from same period prior year             2.3%        20.1%                                    10.7%

  Combined Total
    Revenue                                $  2,387,998  $ 3,042,567                              $ 5,430,565
    Operating expenses                          864,791    1,071,850                                1,936,641
    NOI                                       1,523,207                                             3,493,924
                                                           1,970,717
    Growth from same period prior year            39.4%        68.8%                                    54.6%

  Capital expenditures (excludes TI &            16,945       49,482                                   66,427
    CLC)
  Weighted average leaseable square             979,088    1,167,524                                1,073,306
    feet
  Capital expenditures per leaseable               0.02         0.04                                     0.06
    sq ft

-----------------------------------------    -----------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------    -----------------------------------------------------------------

  Same Property
    Physical occupancy                            97.4%        93.1%                                    93.1%
    Economic Occupancy                            94.9%        93.3%                                    93.3%

    Average effective rent per                     6.65         6.85                                     6.85
      occupied sq ft
    Increase from same period prior                4.6%         1.5%                                     1.5%
      year

    Revenue per occupied square foot               7.90         8.39                                     8.39
    Increase from same period prior               -0.9%         6.3%                                     6.3%
      year

  Combined Total
    Physical occupancy                            96.5%        94.0%                                    94.0%
    Economic Occupancy                            94.1%        92.3%                                    92.3%

    Average effective rent per                     7.80         7.55                                     7.55
      occupied sq ft
    Increase from same period prior               -3.0%        -6.7% (2)                                -6.7%
      year

    Revenue per occupied square foot              10.11        10.13                                    10.13
    Increase from same period prior                5.0%         9.5%                                     9.5%
      year

--------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 5 of the 13 retail properties in the current portfolio.
(2) Decrease attributable to sale of QuickTrip properties which had higher rents.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                           3,381           --         2,000            --        5,381
Rental dollars                                 32,558           --        25,184            --       57,742
Average base rent per square foot                9.63           --         12.59            --        10.73

Concessions (1)                                   789           --         5,533            --        6,322
Concessions per square foot leased               0.23           --          2.77            --         1.17

Tenant improvements (TI) committed              4,110           --        21,999            --       26,109
TI committed per square foot leased              1.22           --         11.00            --         4.85
TI spent                                        2,322        3,852        10,670        12,499       29,343

Capitalized leasing commissions (CLC)           8,568           --         4,604            --       13,172
  committed
CLC committed per square foot leased             2.53           --          2.30            --         2.45
CLC spent                                       2,808        5,760         2,252         2,252       13,072

CLC and TI committed per SQ FT leased            3.75           --         13.30            --         7.30

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  36%          54%          100%          100%          52%
Square footage leased                           2,850        1,100         1,549         1,200        6,699
Rental dollars                                 28,781       12,100        16,265        17,568       74,714
Average base rent per square foot               10.10        11.00         10.50         14.64        11.15
Percent increase in effective rents from         2.4%        14.1%            0%          6.1%         5.7%
  renewals

Concessions (1)                                 2,800           --            --            --        2,800
Concessions per square foot leased               0.98           --            --            --         0.42

Tenant improvements (TI) committed              6,000           --            --            --        6,000
TI committed per square foot leased              2.11           --            --            --         0.90
TI spent                                           --           --            --            --           --

Capitalized leasing commissions (CLC)              --           --            --            --           --
  committed
CLC committed per square foot leased               --           --            --            --           --
CLC spent                                          --           --            --            --           --

CLC and TI committed per SQ FT leased            2.11           --            --            --         0.90

-----------------------------------------------------------------------------------------------------------------

(1)  Quarterly Concessions restated to reflect consistent methodology.
(2)  Retention decreased due to vacancy of an anchor tenant due to Rite Aid Acquisition.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------  -----------------------------------------------------------------

Square footage leased                          2,400        2,500                                    4,900
Rental dollars                                32,964       33,494                                   66,458
Average base rent per square foot              13.74        13.40                                    13.56

Concessions (1)                                5,280        5,400                                   10,680
Concessions per square foot leased              2.20         2.16                                     2.18

Tenant improvements (TI) committed                --          810                                      810
TI committed per square foot leased               --         0.32                                     0.17
TI spent                                      71,627       41,515                                  113,142

Capitalized leasing commissions (CLC)             --        7,038                                    7,038
committed
CLC committed per square foot leased              --         2.82                                     1.44
CLC spent                                      9,519        4,035                                   13,554

CLC and TI committed per SQ FT leased             --         3.14                                     1.60

----------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------  -----------------------------------------------------------------

Tenant Retention                                 46%           5% (2)                                  12%
Square footage leased                          2,450        1,400                                    3,850
Rental dollars                                30,660       25,438                                   56,098
Average base rent per square foot              12.51        18.17                                    14.57
Percent increase in effective rents from       21.2%         5.6%                                    13.4%
  renewals

Concessions (1)                                   --           --                                       --
Concessions per square foot leased                --           --                                       --

Tenant improvements (TI) committed                --           --                                       --
TI committed per square foot leased               --           --                                       --
TI spent                                          --           --                                       --

Capitalized leasing commissions (CLC)             --           --                                       --
  committed
CLC committed per square foot leased              --           --                                       --
CLC spent                                         --           --                                       --

CLC and TI committed per SQ FT leased             --           --                                       --

-------------------------------------------------------------------------------------------------------------

(1)  Quarterly Concessions restated to reflect consistent methodology.
(2)  Retention decreased due to vacancy of an anchor tenant due to Rite Aid Acquisition.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                  June 30, 1998

            For the Period:                                              1997
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
-------------------------------------------------------------------------------------------------------------

  Same Property (1)
    Revenue                              $    929,310  $    930,126  $   901,115  $    914,792  $  3,675,343
    Operating expenses                        358,568       379,913      391,943       387,318     1,517,742
    NOI                                       570,742       550,213      509,172       527,474     2,157,601
    Growth from same period prior year           9.0%         19.5%        -6.0%          3.0%          5.2%

  Combined Total (2)
    Revenue                              $  1,129,909  $  1,412,508  $ 1,477,798  $  1,515,704  $  5,535,919
    Operating expenses                        447,290       562,250      639,501       659,708     2,308,749
    NOI                                       682,619       850,258      838,297       855,996     3,227,170
    Growth from same period prior year         565.3%        838.8%       569.8%         42.7%        251.5%

  Capital expenditures                         49,279        45,491       65,907        48,700       209,377
  Weighted average apartment units                642           796          866           866           793
    owned
  Capital expenditures per apartment               77            57           76            56           264
    unit

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

  Same Property (1)
    Physical occupancy                          94.8%         95.0%        93.5%         93.7%         93.7%
    Economic occupancy                          95.1%         95.5%        93.2%         93.3%         93.3%

    Average Effective Base Rent per               585           587          591           599           599
      occupied unit
    Increase from prior year                     2.9%          4.7%         3.9%          3.3%          3.3%

    Apartment annualized turnover rate          51.3%         48.3%        81.0%         43.1%         55.9%

  Combined Total (2)
    Physical occupancy                          94.7%         94.2%        93.9%         94.7%         94.7%
    Economic occupancy                          94.4%         94.4%        90.1%         91.8%         91.8%

    Average Effective Base Rent per               599           609          610           619           619
      occupied unit
    Increase from prior year                    -8.4%         -7.1%        -7.5%          7.4%          7.4%

    Apartment annualized turnover rate          49.2%         46.7%        69.3%         54.0%         55.7%

----------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 2 of the 37 properties in the current portfolio.
(2) Second Quarter 1998 numbers exclude 21 properties purchased on June 30, 1998.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                  June 30, 1998

            For the Period:                                             1998
                                                                                                       Year
                                             1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
---------------------------------------- -------------------------------------------------------------------
OPERATING RESULTS:
---------------------------------------- -------------------------------------------------------------------

  Same Property (1)
    Revenue                             $    920,804  $    935,609                             $  1,856,413
    Operating expenses                       386,173       362,105                                  748,278
    NOI                                      534,631       573,504                                1,108,135
    Growth from same period prior year         -6.3%          4.2%                                    -1.1%

  Combined Total (2)
    Revenue                             $  3,762,174  $  4,676,157                             $  8,438,331
    Operating expenses                     1,466,031     1,836,409                                3,302,440
    NOI                                    2,296,143     2,839,748                                5,135,891
    Growth from same period prior year        236.4%        234.0%                                   235.0%

  Capital expenditures                       120,362       145,384                                  265,746
  Weighted average apartment units             2,147         2,662                                    2,405
    owned
  Capital expenditures per apartment              56            55                                      111
    unit

---------------------------------------- -------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
---------------------------------------- -------------------------------------------------------------------

  Same Property (1)
    Physical occupancy                         93.7%         95.9%                                    95.9%
    Economic occupancy                         92.0%         93.2%                                    93.2%

    Average Effective Base Rent per              603           600                                      600
      occupied unit
    Increase from prior year                    3.1%          2.3%                                     2.3%

    Apartment annualized turnover rate         37.2%         37.2%                                    37.2%

  Combined Total (2)
    Physical occupancy                         95.6%         92.4%                                    92.4%
    Economic occupancy                         95.4%         90.7%                                    90.7%

    Average Effective Base Rent per              602           623                                      623
      occupied unit
    Increase from prior year                    0.5%          2.2%                                     2.2%

    Apartment annualized turnover rate         43.2%         44.7%                                    44.0%

------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 2 of the 37 properties in the current portfolio.
(2) Second Quarter 1998 numbers exclude 21 properties purchased on June 30, 1998.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                  June 30, 1998


                                      Office     Office/Flex      Industrial          Retail           Hotel    Multi-Family
                              --------------- --------------- --------------- --------------- --------------- ---------------

Revenue                          $29,635,839      $9,015,232      $3,478,946      $3,042,567      $1,121,667      $4,676,157

Operating Expenses                10,889,688       2,681,086         850,802       1,071,850         224,435       1,836,409
                              --------------- --------------- --------------- --------------- --------------- ---------------

NOI                              $18,746,151      $6,334,146      $2,628,144      $1,970,717        $897,232      $2,839,748


(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue an expenses from the corporate headquarters which are not included in the combined property total.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                  June 30, 1998

                                                     Property       Consolidating              Total
                                 Multi-Family           Total             Entries           Reported
                               --------------- --------------- ------------------- ------------------

Revenue                            $4,676,157     $50,970,408            $648,931         $51,619,339

Operating Expenses                  1,836,409      17,554,270         (1,289,045)          16,265,225
                               --------------- --------------- ------------------- ------------------

NOI                                $2,839,748     $33,416,138          $1,937,976         $35,354,114


(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue an expenses from the corporate headquarters which are not included in the combined property total.





CONTRIBUTION TO REVENUE
  (GRAPHIC OMITTTED)
     (Graphic of pie chart by property type showing percentage contributed to revenue)
CONTRIBUTION TO NO
  (GRAPHIC OMITTTED)
     (Graphic of pie chart by property type showing percentage contributed to NOI)




                                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           LEASE EXPIRATION SCHEDULE
                                                                                 JUNE 30, 1998


----------------------------------------------------------------------------------------------------------------

                                                  1998          1999          2000         2001          2002
----------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
   Annual base rent expiring                 6,949,716    14,059,002    17,579,751   16,193,906    17,542,251
   Percent of total annual rent                   6.6%         13.4%         16.7%        15.4%         16.7%

   Square footage expiring                     466,481     1,007,134     1,028,025      950,572       966,804
   Percentage of square footage                   7.5%         16.1%         16.5%        15.2%         15.5%

   Number of leases                                206           173           154          154            93
   Percentage of number of leases                22.1%         18.5%         16.5%        16.5%         10.0%

----------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
   Annual base rent expiring                 5,606,301     5,172,146     4,710,001    3,098,649     3,019,313
   Percent of total annual rent                  18.8%         17.4%         15.8%        10.4%         10.1%

   Square footage expiring                      681,406       759,088       652,440     410,452       348,442
   Percentage of square footage                  18.8%         20.9%         18.0%        11.3%          9.6%

   Number of leases                                140           142           103           67            29
   Percentage of number of leases                26.6%         27.0%         19.6%        12.7%          5.5%

----------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO (1)
   Annual base rent expiring                 1,310,345     1,473,867     1,689,556    1,239,212     1,067,600
   Percent of total annual rent                  10.9%         12.2%         14.0%        10.3%          8.9%

   Square footage expiring                     369,008       333,756       386,411      268,255       242,838
   Percentage of square footage                  11.1%         10.0%         11.6%         8.1%          7.3%

   Number of leases                                 18            27            21           17            10
   Percentage of number of leases                17.3%         26.0%         20.2%        16.3%          9.6%

----------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
   Annual base rent expiring                 1,146,595     1,300,746       790,638     1,669,031      324,336
   Percent of total annual rent                  11.9%         13.5%          8.2%        17.4%          3.4%

   Square footage expiring                     102,787       107,400        62,029     157,542         23,961
   Percentage of square footage                   9.8%         10.2%          5.9%        15.0%          2.3%

   Number of leases                                 39            53            33           55            13
   Percentage of number of leases                16.2%         22.0%         13.7%        22.8%          5.4%

----------------------------------------------------------------------------------------------------------------



                                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           LEASE EXPIRATION SCHEDULE
                                                                                 JUNE 30, 1998


-------------------------------------------------------------------------------------------------------------
                                                                                                    2007 and
                                                  2003          2004         2005          2006   thereafter
-------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
   Annual base rent expiring                 7,016,608     4,657,552   10,120,976     2,721,205    8,412,905
   Percent of total annual rent                   6.7%          4.4%         9.6%          2.6%         8.0%

   Square footage expiring
                                               405,526       263,637      538,181        84,949      534,406
   Percentage of square footage                   6.5%          4.2%         8.6%          1.4%         8.6%

   Number of leases                                 51            16           16             7           64
   Percentage of number of leases                 5.5%          1.7%         1.7%          0.7%         6.9%

-------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
   Annual base rent expiring                 2,440,289     1,332,095      455,211     1,916,478    2,055,830
   Percent of total annual rent                   8.2%          4.5%         1.5%          6.4%         6.9%

   Square footage expiring                     229,849       155,719       30,000       189,231      168,284
   Percentage of square footage                   6.3%          4.3%         0.8%          5.2%         4.6%

   Number of leases                                 21             9            1             7            7
   Percentage of number of leases                 4.0%          1.7%         0.2%          1.3%         1.3%

-------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO (1)
   Annual base rent expiring                   696,853     3,600,068           --       227,500      729,000
   Percent of total annual rent                   5.8%         29.9%         0.0%          1.9%         6.1%

   Square footage expiring                     170,957     1,402,295           --        32,500      120,943
   Percentage of square footage                   5.1%         42.1%         0.0%          1.0%         3.6%

   Number of leases                                  3             6            0             1            1
   Percentage of number of leases                 2.9%          5.8%         0.0%          1.0%         1.0%

-------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
   Annual base rent expiring                   244,421     1,082,656      648,106      145,830     2,253,746
   Percent of total annual rent                   2.5%         11.3%         6.7%          1.5%        23.5%

   Square footage expiring
                                                33,355       198,115       50,405        10,950      302,864
   Percentage of square footage                   3.2%         18.9%         4.8%          1.0%        28.9%

   Number of leases                                  9            12            7             4           16
   Percentage of number of leases                 3.7%          5.0%         2.9%          1.7%         6.6%

-------------------------------------------------------------------------------------------------------------


                                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           LEASE EXPIRATION SCHEDULE
                                                                                 JUNE 30, 1998


---------------------------------------------------------------------------------------------------------------

                                                  1998          1999          2000         2001          2002
---------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO (1)
   Annual base rent expiring                15,012,957    22,005,761    24,769,946   22,200,798    21,953,500
   Percent of total annual rent                   9.6%         14.0%         15.8%        14.2%         14.0%

   Square footage expiring                   1,619,682     2,207,378     2,128,905    1,786,821     1,582,045
   Percentage of square footage                  11.4%         15.5%         14.9%        12.5%         11.1%

   Number of leases                                403           395           311          293           145
   Percentage of number of leases                22.3%         21.9%         17.2%        16.2%          8.0%

---------------------------------------------------------------------------------------------------------------


(1) Numbers exclude the Corporate headquarters building and properties purchased on June 30, 1998.



                                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           LEASE EXPIRATION SCHEDULE
                                                                                 JUNE 30, 1998


---------------------------------------------------------------------------------------------------------------
                                                                                                      2007 and
                                                  2003          2004          2005         20061    thereafter
---------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO (1)
   Annual base rent expiring               10,398,171     10,672,371    11,224,293    5,011,013     13,451,481
   Percent of total annual rent                   6.6%          6.8%          7.2%         3.2%           8.6%

   Square footage expiring                     839,687     2,019,766       618,586      317,630      1,126,497
   Percentage of square footage                   5.9%         14.2%          4.3%         2.2%           7.9%

   Number of leases                                 84            43            24           19             88
   Percentage of number of leases                 4.7%          2.4%          1.3%         1.1%           4.9%

---------------------------------------------------------------------------------------------------------------


(1) Numbers exclude the Corporate headquarters building and properties purchased on June 30, 1998.


                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS


               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized Turnover Rate               The percentage of multi-family  units that became available for rent during the period reported on an annualized basis.

Associated Companies                   The REIT owns 100% of the non-voting preferred stock of two real estate companies:  Glenborough Corporation and Glenborough Hotel Group.

Average Base Rent                      Base rent charged to tenants.

Capital Expenditures                   Recurring, non-revenue producing purchases of building
                                       improvements and equipment, including tenant improvements and leasing commissions  unless otherwise noted. This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.

Capitalized Leasing                    Commissions  incurred for obtaining a lease which have been capitalized and are to be
Commissions  (CLC)                     amortized over the lease term.

Cash  Available  For  Distribution     Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                  interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.  CAD should not be considered an alternative to net income
                                       (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating  activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund  all of the Company's cash needs.

CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.

CLC Spent                              The portion of committed, capitalized leasing commissions which have been spent by the Company.

Combined Total                         All properties owned in the current year.

Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.

Controlled Partnerships                A group of partnerships for which one of the Associated Companies provides some or all of the following services:  asset management, property management, general partner services, and development services.

Debt Coverage                          Ratio EBITDA divided by the difference between debt service and amortization of deferred financing fees.

Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.

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
                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS


               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------

Dividend                               Payout Ratio The percentage of FFO or CAD that will be paid in dividends to the shareholders of Glenborough  Realty Trust Incorporated.

Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.

EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains
                                       (losses) on disposal of  properties.  The Company  believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance  of an equity REIT because, together with net income and cas flows, EBITDA  provides investors with an additional basi to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's
                                       Discussion and Analysis of Financial Condition and Results of Operations."
                                       Excluded from EBITDA are financing costs such as interest as well as  depreciation and amortization, each of which can significantly affect a REIT's results of operations and liquidity and should be considered in evaluatin a REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.
                                       It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.

Economic Occupancy                     Base rental revenue collected divided by gross potential rent.

Effective Rents                        Annualized rents net of concessions.

FFO Multiplier                         Stock price per share divided by annualized

FFO per share.                         FFO Per Share FFO divided by the fully diluted weighted average shares outstanding during the period.

Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.

Interest Coverage  Ratio               EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.

Leasing                                Production Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

Net Operating Income (NOI)             Revenue less Operating Expenses.


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
                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS


               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------

Percent Debt to Total Market           Total notes and mortgages payable divided by the sum of total notes and mortgages
Capitalization                         payable plus the total market value of all shares and units outstanding at the date of calculation.

Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.

Physical Occupancy                     Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.

Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.

Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary and
                                       Preferred Dividends items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.

Renewal                                Leases that have been renewed by current tenants.

Rental Dollars                         Total annualized revenues to be earned per year during the term of the lease before
(Leasing  Production)                  concessions,   TI's and leasing commissions.

Same Property                          Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods  and  the current quarter are deleted for comparability.

Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.
                                       Tenant improvements are amortized over the term of the lease.

TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.

TI Spent                               The portion of committed tenant improvements which have been spent by the Company.

Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus
                                       (b) the Company's debt as set forth on the most recent financial statements.
